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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                               -----------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported):  October 7, 1997



                            TODHUNTER INTERNATIONAL, INC.
                            -----------------------------
                (Exact name of registrant as specified in its charter)

      Delaware                   1-13453                     59-1284057
------------------------ ------------------------   ----------------------------
(State of Incorporation) (Commission File Number)   (IRS Employer Identification
                                                    No.)


  222 Lakeview Drive, Suite 1500, West Palm Beach, Florida              33401
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    (Address of principal executive offices)                         (Zip Code)


          Registrant's telephone number, including area code: (561) 655-8977
                                                            ----------------

            -------------------------------------------------------------
            (Former name or former address, if changed since last report.)


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                            TODHUNTER INTERNATIONAL, INC.

                                       FORM 8-K
                                    CURRENT REPORT


ITEM 5.  OTHER EVENTS

    On September 25, 1997, Todhunter International, Inc., a Delaware corporation (the "Company"), received notification from the American Stock Exchange that its application for listing of 6,238,714 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), was approved. On October 7, 1997, the Company registered its Common Stock with the Securities and Exchange Commission on Form 8-A pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (Commission File No. 1-13453). The Company's Common Stock began to be traded on the American Stock Exchange (trading symbol "THT") on October 8, 1997. Prior to that date, the Company's Common Stock was quoted on the Nasdaq National Market (trading symbol "TODH").


                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TODHUNTER INTERNATIONAL, INC.


Date: October 7, 1997                       By:  /s/ A. Kenneth Pincourt, Jr.
                                               --------------------------------
                                                 A. Kenneth Pincourt, Jr.
                                                 Chief Executive Officer